                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            Date of Report
                     (Date of earliest event reported)        November 30, 2000
                                                              -----------------

                      PACIFIC CENTURY FINANCIAL CORPORATION
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

                      Delaware              1-6887               99-0148992
               --------------------       ------------         --------------
              (State of Incorporation)    (Commission          (IRS Employer
                                           File Number)      Identification No.)


               130 Merchant Street, Honolulu, Hawaii               96813
               --------------------------------------            -----------
               (Address of principal executive offices)          (Zip Code)

               (Registrant's telephone number,
                      including area code)            (888) 643-3888
                                                      --------------

Item 5.        Other Events

                      (a)  Exhibit 99.1

                             Press Release


SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 30, 2000               PACIFIC CENTURY FINANCIAL
      -----------------               CORPORATION

                                      /s/ Michael E. O'Neill
                                      -----------------------------
                                      Michael E. O'Neill
                                      Chairman and Chief Executive Officer